THE GABELLI GROWTH FUND

                              FIRST QUARTER REPORT

                                 MARCH 31, 2001



                         [GRAPHIC OF 4 STARS OMITTED.]



                  MORNINGSTAR RATED(TM) GABELLI GROWTH 4 STARS
                 OVERALL AND FOR THE THREE-AND TEN-YEAR PERIODS
                    ENDED 3/31/01 AMONG 4298 AND 839 DOMESTIC
             EQUITY FUNDS, RESPECTIVELY. THE FUND WAS RATED 5 STARS
                  FOR THE FIVE-YEAR PERIOD ENDED 3/31/01 AMONG
                           2653 DOMESTIC EQUITY FUNDS.



                                              [PHOTO OF HOWARD F. WARD OMITTED.]
                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,

      He had a bit of a shine to his fully-grown forehead, probably due to the heat of the lights. A lone bead of sweat gathered speed as it ran down his jaw, disappearing into the Egyptian cotton of his white collar. He blinked. He blinked again, as if he wanted to hide but there was nowhere to hide. The man confessing had lost his way. He really didn't know what the future held. Time had run out, as he knew it eventually would. The interrogation continued. "What do you mean you are writing off $2.5 billion in inventory?" "Where were your controls?" "How can you continue to talk about 30% to 50% industry growth rates?" Amazingly, the man with the West Virginian accent showed little remorse, but he was different. He was no longer standing tall. It was said he resembled a young Truman Capote. The stagehand said "clear" and the CNBC anchor broke for a commercial. The dragon had been slain. The Street, a dangerous place for the past year, felt safer.

      As if on cue, the nation's most serious and adult-like students of money met in Washington. Their leader, a cagey wordsmith named Alan. His mission is to guide monetary policy to maximize economic growth without igniting inflation. With business conditions deteriorating and lost stock market wealth depressing consumers, Alan's legacy as the "Maestro" of monetary policy appeared uncertain. It was time. Like Arthur Fiedler at his best, directing the Pops through the 1812 Overture on Independence Day, the "Maestro" was back and in charge. His surprise 50 basis point cut in the Federal Funds rate on April 18, 2001 was magical. Investors suddenly found the inspiration they needed. When the frantic day ended the Dow Jones Industrial Average ("Dow") and the Standard & Poor's ("S & P") 500 Index had jumped nearly 4%, while the Nasdaq ended 8% higher. It was the Federal Reserve Board's (the "Fed's") fourth reduction in interest rates since the beginning of the year and it was a psychological turning point for investors.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                           --------------------------------------------------
                                             1st         2nd         3rd         4th          Year
                                             ---         ---         ---         ---          ----
  2001:   Net Asset Value ............     $30.16        --           --          --            --
          Total Return ...............     (20.19)%      --           --          --            --
---------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ............     $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return ...............       7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
---------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ............     $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return ...............       8.8%        7.4%       (0.8)%       26.1%         46.3%
---------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ............     $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return ...............      12.9%        3.2%      (14.5)%       30.2%         29.8%
---------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ............     $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return ...............       1.5%       19.4%       14.2%        3.1%          42.6%
---------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ............     $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return ...............       7.2%        2.5%        4.1%         4.4%         19.4%
---------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ............     $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return ...............       6.0%       10.2%        8.4%         4.9%         32.7%
---------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ............     $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return ...............      (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
---------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ............     $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return ...............       0.6%        0.6%        7.3%         2.5%         11.3%
---------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ............     $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return ...............      (4.7)%      (2.7)%       4.0%         8.5%          4.5%
---------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ............     $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return ...............      11.7%       (0.9)%       8.3%        12.0%         34.3%
---------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ............     $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return ...............      (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
---------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ............     $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return ...............      10.6%       12.4%       11.0%         1.5%         40.1%
---------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ............     $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return ...............      16.1%       14.1%        2.5%         2.5%         39.2%
---------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ............       --        $10.84      $11.28        $9.51         $9.51
          Total Return ...............       --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------
     Average Annual Returns - March 31, 2001 (a)
     -------------------------------------------
   1  Year ................................   (33.74)%
   5  Year ................................    16.58%
   10 Year ................................    15.25%
   Life of Fund (b) .......................    16.43%
   ---------------------------------------------------
                    Dividend History
Payment (ex) Date    Rate Per Share  Reinvestment Price
-----------------    --------------  ------------------
December 27, 2000        $3.845          $38.19
December 27, 1999        $5.160          $45.59
December 28, 1998        $1.745          $35.15
December 30, 1997        $5.790          $28.58
December 31, 1996        $2.324          $24.14
December 29, 1995        $3.960          $22.16
December 30, 1994        $2.790          $19.68
December 31, 1993        $0.760          $23.26
December 31, 1992        $0.646          $21.59
December 31, 1991        $0.573          $21.28
December 31, 1990        $0.460          $16.27
December 29, 1989        $0.654          $17.07
December 30, 1988        $0.377          $12.65
January 4, 1988          $0.152           $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------

      Academic papers on investing are typically based on assumptions of "fully informed" investors making "rational" decisions. These assumptions are naturally ludicrous. Investors are informed to various degrees, and what may be "rational" to me could be "irrational" to someone else. In any event, given the information we have today, regarding the outlook for profits, inflation and interest rates, we could rationally argue that stock prices may have bottomed in the first week of April. While the profit outlook is not good, stock prices may have discounted the grim prospects for this year. While we hope the stock market has seen the worst, we must be braced for additional bad news on the economy. If history is a guide, we can take comfort in the knowledge that stock prices typically begin to discount improving earnings with a six-month lead. Stick with the program. You have survived a bear of a market.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, The Gabelli Growth Fund (the "Fund") declined 20.19%. The S&P 500 Index and the Lipper Large-Cap Growth Fund Average declined 11.85% and 20.76%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 33.74% over the trailing twelve-month period. The S&P 500 Index and Lipper Large-Cap Growth Fund Average declined 21.67% and 37.55%, respectively, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund's cumulative total return declined 4.09%, versus cumulative total declines of 7.62% and 14.13% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively.

      For the ten-year period ended March 31, 2001, the Fund's total return averaged 15.25% annually, versus average annual total returns of 14.41% and 12.35% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through March 31, 2001, the Fund had a cumulative total return of 739.57%, which equates to an average annual total return of 16.43%.

ECONOMIC BACKGROUND

      Now we know that last year's slumping stock market was in fact foreshadowing a serious economic slowdown. "Real" Gross Domestic Product ("GDP") grew at a 1.1% rate in last year's final quarter, the slowest rate in over 5 years. The high technology sector is in a recession and manufacturing activity has fallen for 8 consecutive months through March. Employment actually fell by 86,000 jobs in March, the steepest monthly decline since 1991. The unemployment rate rose to a near two-year high of 4.3%. The University of Michigan Consumer Sentiment Survey fell in February to its lowest level since November of 1991. Importantly, auto sales have held up pretty well and inventories are low, suggesting stronger auto production in the second quarter. Housing has held its own too. Most companies report conditions overseas are deteriorating, which is a negative for U.S. exports. Ironically, given the "spy" plane incident, some of our high technology companies say China is currently one of their stronger markets.

      So the inventory correction continues to run its course, with the old economy doing much better than the new economy in this respect. It remains to be seen whether the oh so mildly positive comments emanating from Intel, Dell and Microsoft, regarding the second half of the year, stand the test of time. Alan doesn't want the economy to tank, so he may clip the Fed Funds rate another notch at the May 15, 2001 Federal Open Market Committee ("FOMC") meeting. At best, first quarter "real" GDP should be slightly positive. As for fiscal policy, the lawmakers continue to promise some kind of tax cut to help the economy.

Right now, a vote looks like late summer and there won't be much help for this year, given the back end loaded multi-year nature of the bills under discussion. Meanwhile, the latest Congressional Budget Office estimate of the 10-year budget surplus is up to $5.6 trillion, an increase of $1 trillion from last July's estimate.

THE STOCK MARKET

      There was nothing pretty about the stock market last quarter. Negative earnings reports were followed by plunging stock prices that were followed by analyst downgrades. Like in the movie "Ground Hog Day," every day seemed the same, differentiated only by whether the office coffee was bad, really bad or undrinkable. February 2001 was the worst month ever for the Nasdaq. For the week ended March 16, the Dow dropped 7%, its worst week since October of 1989. During the March 22 trading session, the Dow reached a decline of 20% from its peak, reaching the definition of Bear Market long since passed by the Nasdaq (down over 60%), as well as the S & P 500 Index. Importantly, this does not mean we are beginning a Bear market. It means we have been in one. Through it all, there was no broad panic. Fortunately, some people have lives that do not revolve around the stock market. I don't know any of these people but the data looks convincing. Not only that, but I hear some of them are happy people. At least they think they're happy.

      Visibility. The market wants earnings visibility, but Bull markets begin when there is little, if any, visibility. How much visibility was there in August of 1982? There was plenty of visibility last March, when the market peaked, well before the fog rolled in. Credibility. Many CEOs have lost credibility. One day they could not meet demand and the next day there was no demand. Talk about getting hit from the blind side. Investors have little faith in earnings estimates. CEOs don't seem to have any conviction about the current quarter's prospects and are generally keeping quiet. These days no news is good news. We don't know if the economy will recover in a "V" shape, a "U" shape, or some other shape. However, we do believe the stock market will move higher before the comfort of earnings visibility returns. If you are a long-term investor, then as much as you don't like the market being down, you must view this as an opportunity to make new long-term investments.

PORTFOLIO HIGHLIGHTS

      The essence of our point of view on the market has not changed. We are positioning the portfolio for the recovery, taking the view that it is too late to become "defensive." I don't think our investment decisions would be materially different, if different at all, if the economy bottoms in the second quarter or the fourth quarter. We are investing with a time horizon of 18 to 24 months. We are not a hedge fund that sells short and we don't "time" the market.

      The Fund's largest industry sector weightings are technology, financial services, media and healthcare. These four sectors account for over 80% of our assets. We have no investments in utilities, energy, consumer staples, basic industry and consumer cyclicals. Our top ten holdings, led by Pfizer and State Street Corp., represent over 30% of our portfolio. We typically own between 40 and 50 stocks. Presently, we own 44 issues. These companies grew their earnings, on average, at a 22% rate over the last 5 years. They carry an average price-earnings multiple of 30 times this year's forecasted earnings.

      The list of advancing stocks was a short one this quarter, as you may have guessed. Our best performing holdings were Dell Computer (up 47%) and Microsoft (up 26%), which did well although their businesses remain in a cyclical downturn. Their stocks just got too cheap. Also contributing double-digit percentage gains were AOL Time Warner (up 15%) and Clear Channel Communications (up 12%). At the other end of the spectrum, some of our holdings got tarred and feathered, reflecting the widespread woes of the technology sector. Our worst performers were Corning (down 60%), Cisco Systems (down 58%), Nortel Networks (down 56%) and EMC (down 56%). That hurts.

      During the quarter we increased our holdings of media companies like AOL, Clear Channel and Viacom. We also added to technology stocks like Nokia, Corning, Nortel and Sun Microsystems. In financial services, we added to Charles Schwab, State Street Corp. and Marsh and McLennan. We are confident the technology sector will improve by year's end. In general, the risk/reward trade-off in many technology stocks is favorable.

LOOKING AHEAD

      There is a cyclical pattern to the economy, stock market and investment styles over time. Some business cycles are longer than others, but they are all similar. Excess inventories need to be worked off and new investment and consumption are required to get the economy going. Fiscal and monetary policy may be used to accelerate the process, as is currently the case. But the economy always comes back. The slowdowns are painful but usually relatively short-lived. I know, just because the economy has always recovered from downturns in the past doesn't mean it always will. And just because the stock market has always recovered from downswings doesn't mean it always will. Maybe this time things are different. Profit growth has always propelled stocks higher in the past. I guess some statistical probability exists that profits won't grow in the future, or that they won't have a positive affect on stock prices. But I would not make that wager.

      In my opinion, this is a good time to accumulate stocks of great companies at multi-year lows. The Fed is on our side now. Tax cuts are on the horizon, albeit distant horizon. Stock prices are down, big time. Confidence levels are low and will improve with time. It's okay to be an optimist. I don't know when the market will recover but it will recover and we expect to fully participate in that upward move.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES INC. (ADI - $36.24 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments. The company is also a leader in converters, which enable the analog and digital chips to communicate with each other. The company's business is well diversified by industry, with only a 5% exposure to wireless handsets and a 10% exposure to personal computers. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year.

AOL TIME WARNER INC. (AOL - $40.15 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 26 million subscribers to its America Online service. In addition, the company is the largest operator of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with strong growth in operating cash flow expected to continue for the foreseeable future.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $54.45 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. The first half of 2001 will show some slowing in advertising growth rates, reflecting the slower economy and the loss of dotcom business. Fundamentals should improve in the second half of the year, and the company should be back on a strong growth track.

EMC CORP. (EMC - $29.40 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks
(SANs). EMC is the vendor of choice for Internet Service Providers, just like Cisco is for routers and Sun is for Client Servers. We expect strong growth in earnings over the next few years.

HUGHES ELECTRONICS CORP. (GMH - 19.50 - NYSE) is the leading provider of satellite based television services through its DIRECTV product. Healthy subscriber additions should drive 20% revenue growth and higher growth in EBITDA over the next couple of years. Additionally, the company expects to complement growth in DIRECTV with DIRECTPC, an Internet access product. Hughes is a tracking stock of General Motors. General Motors is widely believed to be considering the sale of all or a portion of its Hughes stock.

INTEL CORP. (INTC - $26.3125 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the growth expected in the wireless handset business. While earnings will suffer this year from the economic slowdown, at least in the year's first half, we believe the company will grow earnings at a strong rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses and the current PC slowdown is a temporary development. The company is an integral member of the information revolution.

MARSH AND MCLENNAN COMPANIES INC. (MMC - $95.03 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of the Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate accelerated in recent years due primarily to the success of Putnam. While Putnam's growth is expected to slow this year, we expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a mid-teen rate in 2001.

MELLON FINANCIAL CORP. (MEL - $40.52 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues, and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $62.50 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings will continue to grow at a mid-teen rate, powered by growth in assets under management, which exceed $200 billion. We regard the company as a trophy property within the financial sector.

PFIZER INC. (PFE - $40.95 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a high rate for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol), Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $93.40 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6 trillion under custody. Additionally, the company is a major asset manager itself with over $500 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial service company.

TELLABS INC. (TLAB - $40.6875 - NASDAQ) is a rapidly growing provider of telecommunications equipment. The company is in the early stages of a new product cycle for which it has received little attention. Earnings should grow at an extraordinary rate this year. The company's stock should benefit from the growing visibility of new products over the next 18 months. Tellabs is one of the most profitable telecommunications equipment companies with operating margins of 30%.

TEXAS INSTRUMENTS (TXN - $30.98 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines (DSLs). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a healthy rate over the next few years, although year 2001 earnings will be hurt by the slowing in economic growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                 WHO                 WHEN
                 ---                 ----
Special Chats:   Mario J. Gabelli    First Monday of each month
                 Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                 MAY                 JUNE                JULY
                 ---                 ----                ----
1st Wednesday    Ivan Arteaga        Hart Woodson        July 4th - Holiday
2nd Wednesday    Walter Walsh        Kellie Stark        Charles Minter
3rd Wednesday    Jeff Fahrenbruch    Ivan Arteaga        Walter Walsh
4th Wednesday    Tim O'Brien         Barbara Marcin      Barbara Marcin
5th Wednesday    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The confidence that we need to see the stock market move higher is slowly returning. As we prepare this letter in mid-April, the S & P 500 Index and the Dow stand about 12% above their 12-month lows. The Nasdaq is presently 25% above its low of 1,638. The economy has not collapsed. There is no inflation threat and our historically low long-term interest rates reflect that. Our unemployment rate hovers in the low 4% area, a rate considered unattainable by many economists a few short years ago. Our government is running a massive budget surplus, running into the hundreds of billions of dollars. Congress is well balanced between the two major parties. New technology is driving impressive growth in productivity. We are a nation at peace. Our economy is the envy of the world. Don't get too excited about quarterly earnings reports and cyclical inventory corrections. Our stock market just weathered an epic mania because so much is actually right with our world. It's been a long and cold winter for investors. As the warm weather returns, there is cause for optimism.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.


                                         Sincerely,

                                         /S/ SIGNATURE OF HOWARD F. WARD
                                         HOWARD F. WARD, CFA
                                         Portfolio Manager
April 26, 2001

             ---------------------------------------------------------------
                              TOP TEN HOLDINGS
                               MARCH 31, 2001
                               --------------
             Pfizer Inc.                   Viacom Inc.
             State Street Corp.            Clear Channel Communications Inc.
             AOL Time Warner Inc.          Marsh & McLennan Companies Inc.
             Mellon Financial Corp.        Texas Instruments Inc.
             Tellabs Inc.                  Analog Devices Inc.
             ---------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
      SHARES                                                           VALUE
      ------                                                           -----
                  COMMON STOCKS -- 99.5%
                  BROADCASTING -- 4.2%
     2,466,600    Clear Channel Communications Inc.+ .........   $  134,306,370
                                                                 --------------
                  BUSINESS SERVICES -- 5.8%
     1,285,000    Automatic Data Processing Inc. .............       69,878,300
     1,918,100    Interpublic Group of Companies Inc. ........       65,886,735
       632,000    Omnicom Group Inc. .........................       52,380,160
                                                                 --------------
                                                                    188,145,195
                                                                 --------------
                  CABLE -- 1.0%
       730,000    Comcast Corp., Cl. A, Special ..............       30,614,375
                                                                 --------------
                  COMMUNICATIONS EQUIPMENT -- 14.6%
       426,600    Agere Systems Inc., Cl. A+ .................        2,636,388
     2,656,000    Cisco Systems Inc.+ ........................       41,998,000
     1,965,000    Corning Inc. ...............................       40,655,850
     4,735,000    Motorola Inc. ..............................       67,521,100
     1,740,000    Nokia Corp., Cl. A, ADR ....................       41,760,000
     2,940,000    Nortel Networks Corp. ......................       41,307,000
     1,608,000    Qualcomm Inc.+ .............................       91,053,000
     3,570,000    Tellabs Inc. ...............................      145,254,375
                                                                 --------------
                                                                    472,185,713
                                                                 --------------
                  COMPUTER HARDWARE -- 2.7%
     2,070,000    Dell Computer Corp.+ .......................       53,173,125
     2,190,000    Sun Microsystems Inc.+ .....................       33,660,300
                                                                 --------------
                                                                     86,833,425
                                                                 --------------
                  COMPUTER SOFTWARE AND SERVICES -- 2.4%
     1,415,000    EMC Corp.+ .................................       41,601,000
       655,000    Microsoft Corp.+ ...........................       35,820,312
                                                                 --------------
                                                                     77,421,312
                                                                 --------------
                  ELECTRONICS -- 8.2%
     2,550,000    Analog Devices Inc.+ .......................       92,412,000
     2,950,000    Intel Corp. ................................       77,621,875
     3,026,000    Texas Instruments Inc. .....................       93,745,480
                                                                 --------------
                                                                    263,779,355
                                                                 --------------
                  ENTERTAINMENT -- 9.1%
     3,855,000    AOL Time Warner Inc.+ ......................      154,778,250
     3,150,851    Viacom Inc., Cl. B+ ........................      138,542,919
                                                                 --------------
                                                                    293,321,169
                                                                 --------------
                  FINANCIAL SERVICES -- 22.2%
       570,000    Goldman Sachs Group Inc. ...................       48,507,000
     1,283,500    Marsh & McLennan Companies Inc. ............      121,971,005
     3,681,000    Mellon Financial Corp. .....................      149,154,120
     1,120,000    Merrill Lynch & Co. Inc. ...................       62,048,000
     1,344,900    Northern Trust Corp. .......................       84,056,250
     3,090,000    Schwab (Charles) Corp. .....................       47,647,800
     1,814,400    State Street Corp. .........................      169,464,960
     1,209,900    Stilwell Financial Inc.+ ...................       32,449,518
                                                                 --------------
                                                                    715,298,653
                                                                 --------------


                                                                       MARKET
      SHARES                                                           VALUE
      ------                                                           -----
                  HEALTH CARE -- 15.7%
       548,000    Amgen Inc.+ ................................   $   32,982,750
       717,000    Baxter International Inc. ..................       67,498,380
       557,000    Johnson & Johnson ..........................       48,720,790
       650,000    Lilly (Eli) & Co. ..........................       49,829,000
       791,000    Merck & Co. Inc. ...........................       60,036,900
     4,327,500    Pfizer Inc. ................................      177,211,125
     1,915,000    Schering-Plough Corp. ......................       69,954,950
                                                                 --------------
                                                                    506,233,895
                                                                 --------------
                   PUBLISHING -- 4.2%
       761,000    Dow Jones & Co. Inc. .......................       39,838,350
       937,500    McGraw-Hill Companies Inc. .................       55,921,875
       948,000    New York Times Co., Cl. A ..................       38,839,560
                                                                 --------------
                                                                    134,599,785
                                                                 --------------
                  RETAIL -- 4.2%
     2,091,577    Home Depot Inc. ............................       90,146,969
     1,708,400    Tiffany & Co. ..............................       46,553,900
                                                                 --------------

                                                                    136,700,869
                                                                 --------------
                  SATELLITE -- 2.0%
     3,290,000    General Motors Corp., Cl. H+ ...............       64,155,000
                                                                 --------------
                  TELECOMMUNICATIONS -- 2.1%
     1,951,747    Qwest Communications International Inc.+ ...       68,408,732
                                                                 --------------
                  WIRELESS COMMUNICATIONS -- 1.1%
     1,340,000    Vodafone Group plc, ADR ....................       36,381,000
                                                                 --------------
                  TOTAL COMMON STOCKS ........................    3,208,384,848
                                                                 --------------
  PRINCIPAL
   AMOUNT
  ---------

                  U.S.GOVERNMENT OBLIGATIONS -- 0.5%
   $18,012,000    U.S. Treasury Bills,
                    4.57% to 5.00%++,
                    due 04/19/01 to 04/26/01 .................       17,964,734
                                                                 --------------
                  TOTAL INVESTMENTS -- 100.0%
                    (Cost $3,694,402,017) ....................    3,226,349,582
                  OTHER ASSETS AND
                    LIABILITIES (NET) -- (0.0)% ..............       (1,024,570)
                                                                 --------------
                  NET ASSETS -- 100% .........................   $3,225,325,012
                                                                 ==============
------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

--------------------------------------------------------------------------------


     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account  directly  with us, you will be giving
     us  some  non-public   information  about  yourself.   The  non-public
     information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS
          WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                          THE GABELLI GROWTH FUND
                            One Corporate Center
                          Rye, New York 10580-1434
                               1-800-GABELLI
                              [1-800-422-3554]
                            FAX: 1-914-921-5118
                           HTTP://WWW.GABELLI.COM
                          E-MAIL: INFO@GABELLI.COM
             (Net Asset Value may be obtained daily by calling
                       1-800-GABELLI after 6:00 P.M.)

                             BOARD OF TRUSTEES
Mario J. Gabelli, CFA                               Karl Otto Pohl
CHAIRMAN AND CHIEF                                  FORMER PRESIDENT
INVESTMENT OFFICER                                  DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                                 Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT                        CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK                        PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita                                 Anthony Torna
ATTORNEY-AT-LAW                                     INVESTEC ERNST & COMPANY
ANTHONY J. COLAVITA, P.C.

James P. Conn                                       Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER                     MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE                        BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

Dugald A. Fletcher                                  Salvatore J. Zizza
PRESIDENT, FLETCHER &COMPANY, INC.                  CHAIRMAN, THE BETHLEHEM
                                                    CORP.
John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                       OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                                     Howard F. Ward, CFA
PRESIDENT AND TREASURER                             PORTFOLIO MANAGER

James E. McKee
SECRETARY
                                DISTRIBUTOR
                          Gabelli & Company, Inc.

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                    State Street Bank and Trust Company

                               LEGAL COUNSEL
                  Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB406Q101SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
GROWTH
FUND



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001